UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
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       Date of report (Date of earliest event reported): February 7, 2005

                            REINHOLD INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)

        DELAWARE                          0-18434                  13-2596288
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(State or other jurisdiction        (Commission File Number)   (I.R.S. Employer
of incorporation or organization)                            Identification No.)

12827 East Imperial Highway, Santa Fe Springs, California                 90670
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          (Address of Principal Executive Offices)                    (Zip Code)

                                 (562) 944-3281
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              (Registrant's telephone number, including area code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR
   230.425)
__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)
__ Pre-commencement communications pursuant to Rule 14d-2(b)
   under the Exchange Act (17 CFR 240.14d-2(b))
__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))



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ITEM 4.02.  NON-RELIANCE  ON  PREVIOUSLY  ISSUED  FINANCIAL  STATEMENTS  OR A
RELATED  AUDIT  REPORT OR  COMPLETED INTERIM REVIEW


Management of the registrant concluded on February 7, 2005, that the registrant's financial statements for the quarter and nine months ended September 30, 2004, should be restated to reflect an impairment charge of up to $1,362,000 in connection with discontinued operations of the registrant's Samuel Bingham Enterprises, Inc. subsidiary ("Bingham"). The registrant sold substantially all of the assets of Bingham on December 17, 2004.

The error occurred due to the omission of accumulated other comprehensive losses included in Bingham's shareholders' equity used in computing the net book value of Bingham at September 30, 2004. These unrecognized losses include $853,000 of additional minimum liability related to defined benefit pension plans and $509,000 of unrecognized Canadian currency translation losses.

The registrant is also considering whether the restatement of its financial statements will result in tax benefits that would reduce the net effect of the impairment charge.

The registrant's Vice President-Finance & Administration has discussed the matters disclosed in this report with the registrant's independent auditors.

The restatement will affect only income from the discontinued operations of Bingham. The registrant's net income from continuing operations will not be affected.

The registrant intends to file an amendment to its Quarterly Report on Form 10-Q for the quarter ended September 30, 2004, reflecting the restatement, as soon as possible.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            REINHOLD INDUSTRIES, INC.


Date:  February 10, 2005       By:   /s/ Brett Meinsen
                               Name:  Brett Meinsen
                               Title: Vice President-Finance & Administration